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                                                                EXHIBIT 10.6(b)

                          AGREEMENT TO FORGIVE INTEREST


                  THIS AGREEMENT TO FORGIVE INTEREST (the "Agreement") is made and entered into as of the 14th day of December, 1994, by and between CRAGAR INDUSTRIES, INC., a Delaware corporation (the "Corporation"), and
____________________ (the "holder").

                                    RECITALS

                  A. On December 31, 1992, the Corporation executed that certain Five-Year Fifteen (15) Percent Note Due in Five Installments on January 1 of 1994, 1995, 1996, 1997, and 1998 (the "Note") payable to the holder.

                  B. The Corporation and the holder executed that certain First Note Amendment as of September 30, 1994.

                  C. In light of the Corporation's short-term liquidity requirements, it is in the best interest of the Corporation and its shareholders to discharge all interest accrued on and prior to December 31, 1994 on the Note.

                  D. The Corporation and the holder desire to provide for the discharge of such interest in accordance with the terms and conditions set forth in this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing recitals set forth above, the Corporation and the holder hereby agree as follows:

                  1. All interest accrued on the Note through December 31, 1994 is hereby waived, forgiven, discharged, and released and no payment of the interest accrued on the Note through December 31, 1994 shall be due on January 1, 1995 or on any date thereafter.

                  2. The parties hereto shall execute all further instruments and perform all acts which are or may become necessary to effectuate and carry out the purposes of this Agreement.


                  IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.


"HOLDER"                                             CRAGAR INDUSTRIES, INC.


                                                     By:
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                                                     Its:
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